EXHIBIT 10.1

AMENDMENT TO STOCK TRANSFER Agreement and AMONG PHILUX GLOBAL Group Inc. (f/k/a PHI GROUP, INC.), Tin Thanh Group Joint Stock Company (“TTG”) and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG.

AMENDMENT TO STOCK TRANSFER AGREEMENT

THIS AMENDMENT (this “Amendment”) is made effective as of October 03, 2022 with respect to the STOCK TRANSFER AGREEMENT dated August 13, 2022, among Philux Global Group Inc. (f/k/a PHI Group, Inc.) a U.S. public company duly organized and existing by virtue of the laws of the State Wyoming, U.S.A. with principal address at 2323 Main Street, Irvine, CA 92614, U.S.A., hereinafter referred to as “PGG”, Tin Thanh Group Joint Stock Company, a joint stock company organized and existing by virtue of the laws of Socialist Republic of Vietnam, with principal business address at 71 Pho Quang Street, Ward 2, Tan Binh District, Ho Chi Minh City, Vietnam, hereinafter referred to as “TTG” and Mr. Tran Dinh Quyen, the holder of at least fifty-one percent (51.00%) of equity ownership in TTG as of the effective date of said Stock Transfer Agreement (the “Majority Shareholder”), hereinafter referred to as “Seller.”

All the parties herein agree to the following item of this Amendment:

7. CLOSING

7.1 Closing Date. The Closing Date shall be within ninety (90) days following the signing of the Stock Transfer Agreement, unless amended otherwise in writing by TTG, the Majority Shareholder and PGG.

IN WITNESS WHEREOF the parties hereto have executed this Amendment to the referenced Stock Transfer Agreement as of the day and year written below.

Dated: October 3, 2022		Dated: October 3, 2022
TIN THANH GROUP JSC		MAJORITY SHAREHOLDER/SELLER
a Vietnamese Joint Stock Company

By:	/signed and sealed/ Tran Dinh Quyen	By:	/s/ Tran Dinh Quyen
	Tran Dinh Quyen		Tran Dinh Quyen
	Chairman & Chief Executive Officer		An individual

Dated: October 3, 2022
PHILUX GLOBAL GROUP INC.
A Wyoming corporation

By:	/signed and sealed/ Henry D Fahman
Henry D. Fahman
Chairman & Chief Executive Officer